Exhibit 10.24

June 30, 2007

Willowbridge Associates Inc.
101 Morgan Lane – Suite 180
Plainsboro, N.J. 08536

Attention: Mr Steve R. Crane

Re: Management Agreement Renewals

Dear Mr. Crane:

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the ‘‘Management Agreements’’). We are extending the term of the Management Agreements through June 30, 2008 and all other provisions of the Management Agreements will remain unchanged.

•	Salomon Smith Barney Orion Futures Fund L.P.

•	Smith Barney Diversified Futures Fund L.P.

•	Smith Barney Diversified Futures Fund L.P. II

•	Citigroup Diversified Futures Fund L.P.

•	Citibank NA (Alera 100)

•	CMF Institutional Futures Portfolio LP

•	CMF Willowbridge Argo Master Fund L.P.

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5046.

Very truly yours,

CITIGROUP MANAGED FUTURES LLC

By:	/s/ Jennifer Magro Jennifer Magro Chief Financial Officer & Director

By:	/s/ Steve R. Crane

Print Name:    Steve R. Crane

JM/sr

Exhibit 10.24

June 30, 2007

Winton Capital Management
1a. St. Mary Abbot’s Place
Kensington, London W86LS, U.K.

Attention: Mr. Martin Hunt

Re: Management Agreement Renewals

Dear Mr. Hunt:

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the ‘‘Management Agreements’’). We are extending the term of the Management Agreements through June 30, 2008 and all other provisions of the Management Agreements will remain unchanged.

•	Smith Barney Diversified Futures Fund L.P.

•	AURORA III

•	SSB Orion Futures Fund L.P.

•	CMF Winton Feeder LP I

•	Citigroup Diversified Futures Fund L.P.

•	CMF Winton Master Fund L.P.

•	CMF Institutional Futures Portfolio LP

•	Legion Winton

•	Citigroup Abingdon Futures Fund L.P.

•	Citigroup Global Futures Fund Ltd.

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5046.

Very truly yours,

CITIGROUP MANAGED FUTURES LLC

By:	/s/ Jennifer Magro Jennifer Magro Chief Financial Officer & Director

By:	/s/ Martin Hunt

Print Name:     Martin Hunt

JM/sr

Exhibit 10.24

June 30, 2007

AAA Capital Management Inc.
1300 Post Oak Blvd. #350
Houston, Texas 77056

Attention: Mr. Anthony Annunziato

Re: Management Agreement Renewals

Dear Mr. Annunziato:

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the ‘‘Management Agreements’’). We are extending the term of the Management Agreements through June 30, 2008 and all other provisions of the Management Agreements will remain unchanged.

•	SB AAA Master Fund LLC

•	Salomon Smith Barney Orion Futures Fund L.P.

•	Smith Barney AAA Energy Fund L.P.

•	Salomon Smith Barney AAA Energy Fund L.P. II

•	Citigroup Diversified Futures Fund L.P.

•	CMF Institutional Futures Portfolio L.P.

•	Legion AAA LLC

•	Legion LTD AAA

•	Citigroup Energy Advisors Portfolio L.P.

•	Citigroup Global Futures Fund LTD.

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5046.

Very truly yours,

CITIGROUP MANAGED FUTURES LLC

By:	/s/ Jennifer Magro Jennifer Magro Chief Financial Officer & Director

By:	/s/ Anthony Annunziato

Print Name:    Anthony Annunziato

JM/sr